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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2005


                           CommerceFirst Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                          0-51104                52-2180744
(State or other jurisdiction       (Commission file number)       (IRS Employer
     of incorporation)                                                Number)


                 1804 West Street, Suite 200, Annapolis MD 21401
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 410.280.6695

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

CommerceFirst Bank, the wholly owned subsidiary of CommerceFirst Bancorp, Inc. (the "Bank"), announced its intent to apply for authority to establish a branch location at 910 Cromwell Park Drive, Suite 105-106, Glen Burnie, Maryland 21061. The Glen Burnie branch, which would be the Bank's third office, is expected to commence operations late in the second quarter or early in the third quarter of 2006, subject to regulatory approvals and completion of the building in which the branch will be located.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMMERCEFIRST BANCORP, INC.



                                   By: /s/ Lamont Thomas
                                       --------------------------------------
                                       Lamont Thomas, Executive Vice President,
                                       Chief Operating Officer

Dated: October 5, 2005